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                                                                    Exhibit 23.1

                        Consent of Independent Auditors

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No 333-46422, 333-60268, 333-75496, 333-82702,
333-90770, 333-103151, 333-105542, 333-105545) of Virage Logic Corporation of
our report dated October 30, 2003 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California
November 14, 2003